   M  A  C  K  -  C  A  L  I     R  E  A  L  T  Y     C  O  R  P  O  R  A  T  I  O  N

NEWS RELEASE

For Immediate Release

Contact:	Anthony Krug Chief Financial Officer Mack-Cali Realty Corporation (732) 590-1000	Ilene Jablonski Vice President of Marketing Mack-Cali Realty Corporation (732) 590-1000

MACK-CALI REALTY CORPORATION
ANNOUNCES FIRST QUARTER RESULTS

Edison, New Jersey—April 23, 2015—Mack-Cali Realty Corporation (NYSE: CLI) today reported its results for the first quarter 2015.

Recent highlights include:

-	Reported funds from operations for the quarter of $0.43 per diluted share;

-	Reported net loss of $0.03 per diluted share;

-	Acquired developable land in Worcester, Massachusetts, for approximately $3.1 million; and

-	Sold an office/flex property in West Deptford, New Jersey for net sales proceeds of approximately $1.1 million.

FINANCIAL HIGHLIGHTS

Funds from operations (FFO) for the quarter ended March 31, 2015 amounted to $43.1 million, or $0.43 per share.

Net loss available to common shareholders for the first quarter 2015 equaled $2.5 million, or $0.03 per share.

All per share amounts presented above are on a diluted basis.

Mitchell E. Hersh, president and chief executive officer, commented, “During the first quarter of the year, Mack-Cali signed several significant office leases, demonstrating our ability to attract and retain high-quality tenants. We increased our office portfolio occupancy rate and continued to be the preferred provider of office space in most of the markets in which we operate, while we continued to execute on our multi-family residential development program.”

Total revenues for the first quarter 2015 were $153.7 million.

The Company had 89,127,942 shares of common stock, and 11,036,898 common operating partnership units outstanding as of March 31, 2015. The Company had a total of 100,164,840 common shares/common units outstanding at March 31, 2015.

As of March 31, 2015, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 5.65 percent.

The Company had a debt-to-undepreciated assets ratio of 37.5 percent at March 31, 2015. The Company had an interest coverage ratio of 2.6 times for the quarter ended March 31, 2015.

RECENT TRANSACTIONS

In April, the Company acquired vacant land to accommodate the development of up to 370 multi-family residential units located in Worcester, Massachusetts (the “CitySquare Project”) for a purchase price of $3.1 million with an additional $1.25 million to be paid, subject to certain conditions, in accordance with the terms of the purchase and sale agreement.

In January, the Company sold its 21,600 square-foot office/flex property located at 1451 Metropolitan Drive in West Deptford, New Jersey for net sales proceeds of approximately $1.1 million, with a gain of approximately $0.1 million from the sale.

LEASING INFORMATION

Mack-Cali’s consolidated commercial in-service portfolio was 84.3 percent leased at March 31, 2015 as compared to 84.2 percent leased at December 31, 2014.

For the quarter ended March 31, 2015, the Company executed 123 leases at its consolidated in-service portfolio totaling 758,919 square feet, consisting of 539,721 square feet of office space, 209,898 square feet of office/flex space and 9,300 square feet of stand-alone retail space. Of these totals, 276,656 square feet were for new leases and 482,263 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Securitas Security Services USA, Inc., a knowledge leader in security, signed a new lease for 81,282 square feet at 9 Campus Drive in Parsippany. The 156,495 square-foot office building, located in Mack-Cali Business Campus, is 89.2 percent leased.

-	The MI Group Ltd., a global relocation outsource company, signed a new lease for 26,148 square feet at 5 Wood Hollow Road in Parsippany. The 317,040 square-foot office building is 68.8 percent leased.

-
Willis of New Jersey, Inc., a unit of Willis Group Holdings, the global risk adviser, insurance and reinsurance broker, signed a new lease for 25,113 square feet at 150 JFK Parkway in Short Hills. The 247,476 square-foot office building is 78.1 percent leased.

-	First Data Corporation, a global leader in payment technology and services solutions, signed an expansion lease for 24,221 square feet at 101 Hudson in Jersey City.

-
Also at 101 Hudson Street, QH Acquisition Sub, LLC, a digital patient identification and engagement platform for health-focused companies and organizations, signed transactions totaling 16,478 square feet, consisting of a 12,437 square-foot renewal and a 4,041 square-foot expansion. The 1,246,283 square-foot office building is 89.6 percent leased.

-
Black & Veatch Corporation, an employee-owned, global leader in building Critical Human Infrastructure TM in energy, water, telecommunications, and government services, signed a renewal of 19,678 square feet at 650 From Road in Paramus. Mack-Cali Centre II is a 348,510 square-foot office building that is 86.6 percent leased.

-
Eagle Pharmaceuticals Inc., a specialty pharmaceutical company, signed transactions totaling 15,173 square feet at 50 Tice Boulevard in Woodcliff Lake, consisting of a 9,906 square-foot renewal and a 5,267 square-foot expansion. The 235,000 square-foot office building is 91.3 percent leased.

CENTRAL NEW JERSEY:
-
Kleinfelder, Inc., an engineering, architecture, and science consulting firm, signed a renewal for 15,896 square feet at 3 AAA Drive in Hamilton. The 35,270 square-foot office building, located in Horizon Center North, is 76.7 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Fitness by Lifestyle, LLC, a fitness center, signed a new lease for 17,863 square feet at 150 Clearbrook Road in Elmsford. The 74,900 square-foot office/flex building, located in Cross Westchester Executive Park, is 99.3 percent leased.

SOUTHERN NEW JERSEY:
-
McKesson Patient Care Solutions Inc., a healthcare services and information technology company, signed a renewal for the entire 48,600 square-foot 2 Twosome Drive, located in Moorestown West Corporate Center.

MARYLAND:
-	Global technology company Pitney Bowes Software Inc. signed a renewal for 16,282 square feet at 4200 Parliament Place in Lanham. The 122,000 square-foot office building is 97.4 percent leased.

Included in the Company’s Supplemental Operating and Financial Data for the first quarter 2015 are schedules highlighting the leasing statistics for both the Company’s consolidated and joint venture properties.

The supplemental information is available on Mack-Cali’s website, as follows:
https://www.mack-cali.com/media/714732/1stquartersp15.pdf

ADDITIONAL INFORMATION

The Company expressed comfort with net income and FFO per diluted share for the full year 2015, as follows:

	Full Year
	2015 Range
Net income available to common shareholders	$(0.08)	-	$0.04
Add: Real estate-related depreciation and amortization	1.74
Funds from operations	$1.66	-	$1.78

These estimates reflect management’s view of current market conditions and certain assumptions with regard to rental rates, occupancy levels and other assumptions/projections. Actual results could differ from these estimates.

An earnings conference call with management is scheduled for today, April 23, 2015 at 10:00 a.m. Eastern Time, which will be broadcast live via the Internet at:
http://phoenix.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=96021&eventID=5190293

The live conference call is also accessible by calling (719) 325-2144 and requesting the Mack-Cali conference call.

The conference call will be rebroadcast on Mack-Cali’s website at https://www.mack-cali.com/investors/events beginning at 2:00 p.m. Eastern Time on April 23, 2015 through April 30, 2015.

A replay of the call will also be accessible during the same time period by calling (719) 457-0820 and using the pass code 7300193.

Copies of Mack-Cali’s Form 10-Q and Supplemental Operating and Financial Data are available on Mack-Cali’s website, as follows:

First Quarter 2015 Form 10-Q:
https://www.mack-cali.com/media/714726/1stquarter10q15.pdf

First Quarter 2015 Supplemental Operating and Financial Data:
https://www.mack-cali.com/media/714732/1stquartersp15.pdf

In addition, these items are available upon request from:
Mack-Cali Investor Relations Department
343 Thornall Street, Edison, New Jersey 08837-2206
(732) 590-1000 ext. 1143

INFORMATION ABOUT FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.

ABOUT THE COMPANY

Mack-Cali Realty Corporation is a fully integrated, self-administered, self-managed real estate investment trust (REIT) providing management, leasing, development, construction and other tenant-related services for its class A real estate portfolio. Mack-Cali owns or has interests in 284 properties, consisting of 263 office and office/flex properties totaling approximately 30.9 million square feet and 21 multi-family rental properties containing approximately 6,100 residential units, all located in the Northeast. The properties enable the Company to provide a full complement of real estate opportunities to its diverse base of commercial and residential tenants.

Additional information on Mack-Cali Realty Corporation and the commercial real estate properties and multi-family residential communities available for lease can be found on the Company’s website at www.mack-cali.com.

The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-Q and the Public Filings.

Statements made in this press release may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended
	March 31,
REVENUES	2015	2014
Base rents	$123,793	$134,051
Escalations and recoveries from tenants	18,399	25,568
Real estate services	7,644	6,692
Parking income	2,542	2,114
Other income	1,337	1,171
Total revenues	153,715	169,596

EXPENSES
Real estate taxes	22,452	24,351
Utilities	17,575	28,281
Operating services	28,228	29,222
Real estate services expenses	6,639	6,709
General and administrative	11,011	22,881
Depreciation and amortization	40,802	44,985
Total expenses	126,707	156,429
Operating income	27,008	13,167

OTHER (EXPENSE) INCOME
Interest expense	(27,215)	(29,946)
Interest and other investment income	267	386
Equity in earnings (loss) of unconsolidated joint ventures	(3,529)	(1,235)
Realized gains (losses) on disposition of rental property, net	144	-
Total other (expense) income	(30,333)	(30,795)
Net loss	(3,325)	(17,628)
Noncontrolling interest in consolidated joint ventures	490	322
Noncontrolling interest in Operating Partnership	314	2,008
Net loss available to common shareholders	$(2,521)	$(15,298)

Basic earnings per common share:
Net loss available to common shareholders	$(0.03)	$(0.17)

Diluted earnings per common share:
Net loss available to common shareholders	$(0.03)	$(0.17)

Basic weighted average shares outstanding	89,192	88,289

Diluted weighted average shares outstanding	100,266	99,876

Mack-Cali Realty Corporation
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss available to common shareholders	$(2,521)	$(15,298)
Add (deduct): Noncontrolling interest in Operating Partnership	(314)	(2,008)
Real estate-related depreciation and amortization on continuing operations (a)	46,031	47,448
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net	(144)	-
Funds from operations available to common shareholders (b)	$43,052	$30,142

Diluted weighted average shares/units outstanding (c)	100,266	99,876

Funds from operations per share/unit-diluted	$0.43	$0.30

Dividends declared per common share	$0.15	$0.30

Dividend payout ratio:
Funds from operations-diluted	34.93%	99.40%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$6,799	$2,469
Tenant improvements and leasing commissions (d)	$5,221	$6,787
Straight-line rent adjustments (e)	$(139)	$3,079
Amortization of (above)/below market lease intangibles, net (f)	$231	$268
Net effect of unusual electricity rate spikes (g)	-	$4,845
Executives severance costs (h)	-	$11,044

(a)
Includes the Company’s share from unconsolidated joint ventures of $5,471 and $2,557 for the three months ended March 31, 2015 and 2014, respectively. Excludes non-real estate-related depreciation and amortization of $243 and $93 for the three months ended March 31, 2015 and 2014, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” in this release.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,074 and 11,587 shares for the three months ended March 31, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)	Includes the Company’s share from unconsolidated joint ventures of $177 and $(52) for the three months ended March 31, 2015 and 2014, respectively.
(f)	Includes the Company’s share from unconsolidated joint ventures of $124 and $124 for the three months ended March 31, 2015 and 2014, respectively.
(g)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.
(h)	Included in general and administrative expense.

Mack-Cali Realty Corporation
Statements of Funds from Operations per Diluted Share
(amounts are per diluted share, except share counts in thousands) (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss available to common shareholders	$(0.03)	$(0.17)
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.46	0.48
Noncontrolling interest/rounding adjustment	-	(0.01)
Funds from operations (b)	$0.43	$0.30

Add: Net effect of unusual electricity rate spikes	$-	0.05
Executives severance costs	-	0.11
FFO excluding certain items	$0.43	$0.46

Diluted weighted average shares/units outstanding (c)	100,266	99,876

(a)	Includes the Company’s share from unconsolidated joint ventures of $0.05 and $0.03 for the three months ended March 31, 2015 and 2014, respectively.
(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” in this release.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,074 and 11,587 shares for the three months ended March 31, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

Mack-Cali Realty Corporation
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2015	2014
Rental property
Land and leasehold interests	$760,628	$760,855
Buildings and improvements	3,769,787	3,753,300
Tenant improvements	412,351	431,969
Furniture, fixtures and equipment	12,527	12,055
	4,955,293	4,958,179
Less – accumulated depreciation and amortization	(1,417,335)	(1,414,305)
Net investment in rental property	3,537,958	3,543,874
Cash and cash equivalents	19,315	29,549
Investments in unconsolidated joint ventures	262,052	247,468
Unbilled rents receivable, net	123,547	123,885
Deferred charges, goodwill and other assets, net	210,760	204,650
Restricted cash	35,780	34,245
Accounts receivable, net of allowance for doubtful accounts
of $1,513 and $2,584	9,442	8,576

Total assets	$4,198,854	$4,192,247

Liabilities and Equity
Senior unsecured notes	$1,268,018	$1,267,744
Revolving credit facility	42,000	-
Mortgages, loans payable and other obligations	797,554	820,910
Dividends and distributions payable	15,560	15,528
Accounts payable, accrued expenses and other liabilities	134,462	126,971
Rents received in advance and security deposits	47,429	52,146
Accrued interest payable	29,608	26,937
Total liabilities	2,334,631	2,310,236
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
89,127,942 and 89,076,578 shares outstanding	891	891
Additional paid-in capital	2,561,463	2,560,183
Dividends in excess of net earnings	(952,183)	(936,293)
Total Mack-Cali Realty Corporation stockholders’ equity	1,610,171	1,624,781

Noncontrolling interests in subsidiaries:
Operating Partnership	199,391	202,173
Consolidated joint ventures	54,661	55,057
Total noncontrolling interests in subsidiaries	254,052	257,230

Total equity	1,864,223	1,882,011

Total liabilities and equity	$4,198,854	$4,192,247